Filed Pursuant to 497(a)

File No 333-192770

Rule 482ad

Fifth Street Finance Corp. Announces a 10% Increase to Its Monthly Dividend, Representing an Annualized
Run Rate of $1.10 Per Share

WHITE PLAINS, NY, July 7, 2014 (GLOBE NEWSWIRE) -- Fifth Street Finance Corp. (NASDAQ:FSC) ("FSC") today announced that its Board of Directors declared monthly dividends of 9.17 cents per share for September 2014 through November 2014, an annualized dividend run rate of $1.10 per share. The new dividend represents a 10% increase over the 8.33 cents per share monthly dividend declared through August 2014.

The following table reflects the per share dividends which the Board of Directors declared on July 2, 2014:

Record Date	Payment Date	Amount
September 15, 2014	September 30, 2014	$0.0917
October 15, 2014	October 31, 2014	$0.0917
November 14, 2014	November 28, 2014	$0.0917

"At FSC, we are executing on strategic initiatives intended to drive future earnings growth, including the timely funding of an initial portfolio in SLF JV 1, a joint venture between FSC and a subsidiary of Kemper Corporation (NYSE:KMPR). Continuing to fund additional investments in SLF JV 1 along with potentially completing and expanding other similar joint ventures have provided our Board of Directors with confidence in making its most recent dividend declaration. As a result, we are pleased to announce a 10% increase in our monthly dividend to an annualized run rate of $1.10 per share beginning in September 2014," stated FSC's Chief Executive Officer, Leonard M. Tannenbaum.

Dividends may include net investment income, capital gains and/or return of capital. The tax status of distributions will be determined at the end of the taxable year.

About Fifth Street Finance Corp.'s Dividend Reinvestment Plan

FSC's amended dividend reinvestment plan ("DRIP") provides for reinvestment of dividends, unless stockholders elect to receive cash. As a result, if FSC's Board of Directors declares a cash dividend, FSC's stockholders whose shares are registered in their name and who have not "opted out" of FSC's DRIP will have their cash dividends automatically reinvested in additional shares of FSC common stock, rather than receiving cash dividends. FSC provides up to a 5% discount on newly-issued shares purchased through the DRIP (provided that shares are not issued at less than net asset value per share). If you are a FSC stockholder and your shares of FSC common stock are held through a brokerage firm or other financial intermediary and you wish to participate in the DRIP, please contact your broker or other financial intermediary.

About Fifth Street Finance Corp.

Fifth Street Finance Corp. is a leading specialty finance company that provides custom-tailored financing solutions to small and mid-sized companies, primarily in connection with investments by private equity sponsors. The company originates and invests in one-stop financings, first lien, second lien, mezzanine debt and equity co-investments. FSC's investment objective is to maximize its portfolio's total return by generating current income from its debt investments and capital appreciation from its equity investments. The company has elected to be regulated as a business development company and is externally managed by Fifth Street Management LLC, an SEC-registered investment adviser and leading alternative asset manager with $5 billion in assets under management. With a track record of more than 16 years, Fifth Street's nationally recognized platform has the ability to hold loans up to $150 million, commit up to $250 million and structure and syndicate transactions up to $500 million. Fifth Street Management received the 2014 ACG New York Champion's Award for "Senior Lender Firm of the Year" and was named both 2013 "Lender Firm of the Year" by The M&A Advisor and "Lender of the Year" by Mergers & Acquisitions. FSC's website can be found at fsc.fifthstreetfinance.com.

Forward-Looking Statements

This press release may contain certain forward-looking statements, including statements with regard to the future performance of the company. Words such as "believes," "expects," "estimates," "projects," "anticipates," and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and these factors are identified from time to time in the company's filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACTS:

Investor Contact:

Dean Choksi, Executive Director of Finance & Head of Investor Relations

Fifth Street Finance Corp.

(914) 286-6855

dchoksi@fifthstreetfinance.com

Media Contact:
Nick Rust
Prosek Partners
(212) 279-3115 ext. 252
pro-fifthstreet@prosek.com